Exhibit 10.6

EXECUTION VERSION

DATED	2016

Intercreditor amendment deed

Between

Electronic Cigarettes International Group, Ltd

(as Borrower)

and

The persons named in Schedule 1

(as Guarantors)

and

The persons named in Schedule 2

(as Senior Creditors)

and

The persons named in Schedule 3

(as Subordinated Creditors)

and

Miguel Carlos Corral

(as Junior Security Trustee)

Table of contents

1.	definitions and interpretation	1
2.	conditions precedent	2
3.	amendments TO the original Inter-creditor Deed	2
4.	COVENANTS	2
5.	confirmation of existing security	2
6.	continuity and further assurance	2
7.	miscellaneous	3
Schedule 1 GUARANTORS		4
SCHEDULE 2 SENIOR CREDITORS		5
SCHEDULE 3 subordinated creditors		6
SCHEDULE 4 conditions precedent		7
SCHEDULE 5 AMENDMENTS TO INTERCREDITOR DEED		8

THIS DEED is made on	2016

Between:

(1)	ELECTRONIC CIGARETTES INTERNATIONAL GROUP, LTD, registered in the State of Nevada, USA under number C13461-2004 whose registered office is at 1707 Cole Boulevard Golden, Colorado 80401, USA (Borrower).

(2)	THE PERSONS, whose details are set out in Schedule 1 (each a Guarantor and together the Guarantors).

(3)	THE PERSONS, whose details are set out in Schedule 2 (each a Senior Creditor and together the Senior Creditors).

(4)	THE PERSONS, whose details are set out in Schedule 3 (each a Subordinated Creditor and together the Subordinated Creditors).

(5)	MIGUEL CARLOS CORRAL, of 1 Sergeants Lane, Whitefield, M45 7TR as security agent and trustee for the Subordinated Creditors (Junior Security Trustee).

Whereas:

(A)	The parties entered into an intercreditor deed dated 24 April 2015 as amended pursuant to an amendment letter dated 26 June 2015, an amendment letter dated 25 October 2015 and an amendment letter dated 11 January 2016 and as amended, varied, supplemented, novated or replaced from time to time (Original Intercreditor Deed).

(B)	The parties hereto have agreed to amend the Original Intercreditor Deed as set out in this deed.

IT IS AGREED as follows:

1.	definitions and interpretation

1.1	Terms defined in the Original Intercreditor Deed shall have the same meaning when used in this deed, unless defined below. In addition, the definitions below apply in this deed:

Agreement No.5 to Credit Agreement: the amendment number 5 to the CW Credit Agreement dated on or around the date of this deed between the Borrower and the Senior Creditors amending the CW Credit Agreement to increase the aggregate principal amount of the Terms Loans thereunder by $4,000,000 and to, among other things, reduce the interest rate payable pursuant thereto and extend the term thereof.

CW Credit Agreement: the credit agreement dated 27 April 2015 between CW and the Borrower as amended pursuant to the Amendment No. 1 to the Credit Agreement dated 25 June 2015, the Amendment No. 2 to Credit Agreement dated 30 June 2015, the Amendment No. 3 to Credit Agreement dated 30 October 2015, the Amendment No. 4 to Credit Agreement dated 11 January 2016 (each as defined therein) and the Amendment No.5 to Credit Agreement.

CW: Calm Waters Partnership a Wisconsin General Partnership with registered office at 115 S. 84th Street, Suite 200, Milwaukee, Wisconsin 53214, USA.

Effective Date: the date on which the CW informs the Borrower that the conditions precedent have been satisfied in accordance with clause 2.

Original Intercreditor Deed: has the meaning given in recital (A).

1.2	This deed is a Finance Document.

1.3	The rules of interpretation of the Original Intercreditor Deed shall (where relevant) apply to this deed as if set out in this deed save that references in the Original Intercreditor Deed to "this deed" shall be construed as references to this deed.

1.4	In this deed:

1.4.1	any reference to a "clause" or "Schedule" is, unless the context otherwise requires, a reference to a clause of Schedule of this deed; and

1.4.2	clause and Schedule headings are for ease of reference only.

2.	conditions precedent

2.1	The Effective Date is conditional on CW having received all of the documents and evidence specified in Schedule 4 in the form and substance, and containing the information, that it requires.

2.2	On satisfaction of the conditions precedent referred to in clause 2.1, CW shall promptly notify the Borrower in writing that those conditions have been satisfied.

3.	amendments TO the original Inter-creditor Deed

With effect on and from the Effective Date, the Original Intercreditor Deed shall be amended as set out in Schedule 5.

4.	COVENANTS

4.1	The Borrower and the Guarantor make the covenants set out in clause 3 of the Original Intercreditor Deed on the date of this deed and on the Effective Date.

4.2	The Subordinated Creditors and Junior Security Trustee make the covenants set out in clause 4 of the Original Intercreditor Deed on the date of this deed and the Effective Date.

5.	confirmation of existing security

The Borrower confirms, acknowledges and agrees that the Senior Security and the Junior Security shall continue in full force and effect in all respects and such security documents and this deed shall be read and construed together.

6.	continuity and further assurance

6.1	The provisions of the Original Intercreditor Deed shall, save as amended in this deed, continue in full force and effect.

6.2	The Borrower and Guarantors shall, at the request of CW and at their own expense, do all such acts and things necessary or desirable to give effect to the provisions of this deed.

7.	miscellaneous

7.1	The provisions of clauses 18 – 30 of the Original Intercreditor Deed shall apply to this deed as if set out in full and so that references in those provisions to "this deed" shall be construed as references to this deed and references to "party" or "parties" shall be construed as references to parties to this deed.

7.2	This deed may be executed and delivered in any number of counterparts, each of which is an original and which, together, have the same effect as if each party had signed the same document.

This deed has been entered into on the date stated at the beginning of it.

Schedule 1
GUARANTORS

Name	Company Number	Registered Office

Must Have Limited	05101019	Units 3-8 Bury South Business Park Riverview Close Dumers Lane Manchester M26 2AD

E-CIGS UK Holding Company Limited	09031860	25 Harley Street London W1G 9BR

Vapestick Holdings Limited	07777233	73 Cornhill London EC3V 3QQ

Hardwire Interactive Acquisition Company	Delaware 5543781	Corporations USA, LLC 341 Raven Circle Wyoming, DE County of Kent, 19934 USA

Victory Electronic Cigarettes, Inc.	Nevada E0117932013-0	Nevada Agency and Transfer Company 50 West Liberty Street Suite 880 Reno Nevada County of Washoe, 89501 USA

VCIG LLC	Delaware 5477751	Corporations USA, LLC 341 Raven Circle Wyoming, DE County of Kent, 19934 USA

FIN Branding Group, LLC	Illinois 03606309	National Registered Agents Inc. 208 South LaSalle Street Suite 814 Chicago Illinois, 60604 USA

SCHEDULE 2
SENIOR CREDITORS

Name	Address

Calm Waters Partnership	115 S. 84th Street Suite 200 Milwaukee Wisconsin 53214 USA

Tiburon Opportunity Fund, L.P. acting in its capacity as agent for itself and each of the lenders signatory to the Co-Investor Credit Agreement	13313 Point Richmond Beach Road NW Gig Harbor WA 98332 USA

Tiburon Opportunity Fund, L.P. acting in its capacity as agent for each noteholder to a Secured Convertible Note	13313 Point Richmond Beach Road NW Gig Harbor WA 98332 USA

SCHEDULE 3
subordinated creditors

Name	Address

David Steven Levin	7 Ringley Chase Whitefield Manchester M45 7UA

Melanie Levin	7 Ringley Chase Whitefield Manchester M45 7UA

Miguel Carlos Corral	1 Sergeants Lane Whitefield M45 7TR

David Ryder	6 Greenock Close Ladybridge Bolton BL3 4UD

SCHEDULE 4
conditions precedent

1.	A certificate, signed by a director of the Borrower and each Guarantor stating that there has been no change in name and no change to its constitutional documents since 27 April 2015.

2.	A copy of the resolutions duly passed by the Borrower's and each Guarantor's board of directors:

2.1.1	approving the entry into, terms of and transactions contemplated by this deed; and

2.1.2	authorising specified persons to execute this deed on its behalf and take all other action in connection with this deed.

3.	A specimen of the signature of each person authorised by the resolutions referred to in paragraph 2 in relation to this deed.

4.	This deed, duly executed by each party.

5.	The Agreement No.5 to Credit Agreement, duly executed by each party and the satisfaction of the conditions of borrowing set out in section 3 thereof.

6.	The power of attorney for David Ryder appointing David Steven Levin to execute this deed on his behalf, duly executed.

SCHEDULE 5
AMENDMENTS TO INTERCREDITOR DEED

The Original Intercreditor Deed shall be amended as set out below:

1.	The definition of "Senior Creditors" at Schedule 2 shall be deleted and replaced by the following:

Name	Address

Calm Waters Partnership	115 S. 84th Street Suite 200 Milwaukee Wisconsin 53214 USA

Tiburon Opportunity Fund, L.P. acting in its capacity as agent for itself and each of the lenders signatory to the Co-Investor Credit Agreement	13313 Point Richmond Beach Road NW Gig Harbor WA 98332 USA

Tiburon Opportunity Fund, L.P. acting in its capacity as agent for each noteholder to a Secured Convertible Note	13313 Point Richmond Beach Road NW Gig Harbor WA 98332 USA

2.	The definition of "Senior Debt" in clause 1.1 (Definitions) shall be deleted and replaced with the following:

"Senior Debt: all Liabilities which are or may become payable or owing by the Borrower and/or a Guarantor to any Senior Creditor under the Senior Debt Documents or the Secured Convertible Notes together with all Ancillary Liabilities relating thereto."

3.	The definition of "Senior Debt Documents" in clause 1.1 (Definitions) shall be deleted and replaced with the following:

"Senior Debt Documents: any document referred to in Schedule 4."

4.	The following definition shall be added to clause 1.1 (Definitions):

"Secured Convertible Note: each of:

(a)	the 15% senior secured convertible note dated 14 January 2014 (as amended in January 2015 by amendment no. 1 and to be amended by amendment no. 2 on or around the Effective Date) delivered by the Borrower to each holder of each such note;

(b)	the 15% senior secured convertible note dated 28 February 2014 (as amended in January 2015 by amendment no. 1 and to be amended by amendment no. 2 on or around the Effective Date) delivered by the Borrower to each holder of each such note; and

(c)	the 8% senior secured convertible note dated 14 January 2014 (to be amended by amendment no. 1 on or around the Effective Date) delivered by the Borrower to each holder of each such note,

and, together, the Secured Convertible Notes."

5.	Schedule 4 (Senior Debt Documents) shall be deleted and replaced with the following:

"Part 1: Senior Lending Documents

Senior Credit Agreements.

Part 2: Senior Security Documents

Share charge between the Borrower and Calm Waters Partnership in respect of the Borrower's shares in Must Have Limited, dated on or about the date of this deed.

Share charge between the Borrower and Calm Waters Partnership in respect of the Borrower's shares in Vapestick Holdings Limited, dated on or about the date of this deed.

Share charge between the Borrower and Calm Waters Partnership in respect of the Borrower's shares in E-Cigs UK Holding Company Limited, dated on or about the date of this deed.

Guarantee between each Guarantor and Calm Waters Partnership, dated on or about the date of this deed.

Debenture between Must Have Limited and Calm Waters Partnership, dated on or about the date of this deed.

Debenture between Vapestick Holdings Limited and Calm Waters Partnership, dated on or about the date of this deed.

Debenture between E-Cigs UK Holding Company Limited and Calm Waters Partnership, dated on or about the date of this deed.

Security Agreement between Tiburon Opportunity Fund, L.P. (as agent for the noteholders to each Secured Convertible Note) and the Borrower dated 14 January 2014."

6.	Clause 2.3 (Ranking and subordination of debt) shall be deleted and replaced with the following:

"2.3	Ranking and subordination of debt

2.3.1	Each of the parties agree that the Senior Debt and the Junior Debt shall rank on a pari passu basis.

2.3.2	No payments shall (except as otherwise provided in this deed) be made by any person in respect of the Junior Debt while the Senior Debt is outstanding."

7.	Clause 2.4 (Ranking and subordination of security) shall be deleted and replaced with the following:

"2.4	Ranking and subordination of debt

Each of the parties agree that all Senior Security and Junior Security shall rank on a pari passu basis."

8.	Clause 4.1.6 (No payment, Security or guarantee) shall be deleted and replaced with the following:

"4.1.6	modify, amend, waive or release any term of the Junior Debt Documents, except for an amendment which does not prejudice any Senior Debt, the Senior Creditors or impair the subordination or priorities contemplated in this deed."

9.	Clause 7.1.1 (Subordination on insolvency) shall be deleted and replaced with the following:

"7.1.1	the Junior Debt and the Senior Debt shall rank on a pari passu basis;"

10.	Clause 11.1 (Continuing subordination) shall be deleted and the sub-clauses in clause 11 shall be renumbered accordingly.

11.	Clause 16.1 (Priorities) shall be deleted and replaced with the following:

"16.1	Priorities

The priority of the Creditors shall stand (regardless of the order of execution, registration or notice or otherwise) so that all amounts from time to time received or recovered by a Creditor pursuant to the terms of any Debt Document or in connection with the realisation or enforcement of all or any part of the Security constituted by any of the Security Documents shall, after providing for all reasonable outgoings, costs, charges, expenses and liabilities of enforcement, exercising rights on winding up and payments ranking in priority as a matter of law, be applied in the following order of priority:

16.1.1	first, in or towards discharge of the Senior Debt or, as the case may be, the Junior Debt on a pari passu basis; and

16.1.2	second, after the Senior Debt and Junior Debt has been fully discharged, to the Borrower and the Guarantors or any other person entitled to it."

EXECUTION PAGES

Borrower

EXECUTED as a deed on behalf of
ELECTRONIC CIGARETTES
INTERNATIONAL GROUP, LTD., a
Nevada corporation by

Authorised Signatory

being [a] person[s] who, in accordance	Authorised Signatory
with the laws of that territory, [is OR are]
acting under the authority of the
corporation

Guarantors

EXECUTED as a deed on behalf of VICTORY ELECTRONIC CIGARETTES, INC., a Nevada corporation by

Authorised Signatory

being [a] person[s] who, in accordance with the laws of that territory, [is OR are] acting under the authority of the corporation	Authorised Signatory

EXECUTED as a deed on behalf of VCIG LLC, a Delaware corporation by

Authorised Signatory

being [a] person[s] who, in accordance with the laws of that territory, [is OR are] acting under the authority of the corporation	Authorised Signatory

EXECUTED as a deed on behalf of FIN BRANDING GROUP, LLC, an Illinois corporation by

Authorised Signatory

being [a] person[s] who, in accordance with the laws of that territory, [is OR are] acting under the authority of the corporation	Authorised Signatory

EXECUTED as a deed on behalf of HARDWIRE INTERACTIVE ACQUISITION COMPANY, a Delaware corporation by

Authorised Signatory

being [a] person[s] who, in accordance with the laws of that territory, [is OR are] acting under the authority of the corporation	Authorised Signatory

EXECUTED as a deed by MUST HAVE
LIMITED acting by

a director	Director
in the presence of

Witness:

Signature:

Name:

Address:

Occupation:

EXECUTED as a deed by VAPESTICK HOLDINGS LIMITED acting by

a director	Director
in the presence of

Witness:

Signature:

Name:

Address:

Occupation:

EXECUTED as a deed by E-CIGS UK HOLDING COMPANY LIMITED acting by

a director	Director
in the presence of

Witness:

Signature:

Name:

Address:

Occupation:

Senior Creditors

EXECUTED as a deed on behalf of CALM WATERS PARTNERSHIP., a Wisconsin general partnership, acting by

Authorised Signatory

being [a] person[s] who, in accordance with the laws of that territory, [is OR are] acting under the authority of the partnership	Authorised Signatory

EXECUTED as a deed on behalf of TIBURON OPPORTUNITY FUND, L.P., a Delaware limited partnership, acting by

Authorised Signatory

being [a] person[s] who, in accordance with the laws of that territory, [is OR are] acting under the authority of the partnership	Authorised Signatory

EXECUTED as a deed on behalf of TIBURON OPPORTUNITY FUND, L.P., a Delaware limited partnership, acting by

Authorised Signatory

being [a] person[s] who, in accordance with the laws of that territory, [is OR are] acting under the authority of the partnership	Authorised Signatory

Subordinated Creditors

EXECUTED as a deed by MELANIE LEVIN
in the presence of	Melanie Levin

Witness:

Signature:

Name:

Address:

Occupation:

EXECUTED as a deed by DAVID STEVEN LEVIN
in the presence of	David Steven Levin

Witness:

Signature:

Name:

Address:

Occupation:

EXECUTED as a deed by DAVID STEVEN LEVIN as attorney for DAVID RYDER
in the presence of	David Steven Levin as attorney for David Ryder

Witness:

Signature:

Name:

Address:

Occupation:

EXECUTED as a deed by MIGUEL CARLOS CORRAL
in the presence of	Miguel Carlos Corral

Witness:

Signature:

Name:

Address:

Occupation:

Junior Security Trustee

EXECUTED as a deed by MIGUEL CARLOS CORRAL
in the presence of	Miguel Carlos Corral

Witness:

Signature:

Name:

Address:

Occupation: